UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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SALISBURY BANCORP
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SALISBURY BANCORP, INC.

5 BISSELL STREET

P. O. BOX 1868

LAKEVILLE, CONNECTICUT 06039

(860) 435-9801

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders (“Annual Meeting”) of Salisbury Bancorp, Inc. (“Salisbury”) will be held at 4:00 p.m. on Wednesday, May 16, 2012 at The Hotchkiss School, (Griswold Science Building located off Route 41), 11 Interlaken Road, Lakeville, Connecticut 06039, for the following purposes:

1.	To elect three (3) directors to serve for a three (3) year term who, with the six (6) directors whose terms do not expire at this meeting, will constitute the full Board of Directors of Salisbury.
2.	To ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for Salisbury for the year ending December 31, 2012.
3.	To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

Only those Shareholders of record at the close of business on the 23rd day of March, 2012 are entitled to notice of, and to vote at, this Annual Meeting or any adjournment(s) thereof. In order that you may be represented at the Annual Meeting, please complete, date, sign and mail promptly the enclosed proxy for which a postage-prepaid return envelope is provided.

BY ORDER OF THE BOARD OF DIRECTORS OF
SALISBURY BANCORP, INC.

/s/ Shelly L. Humeston

Shelly L. Humeston
Secretary

April 6, 2012

Lakeville, CT

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE ANNUAL MEETING. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY ALSO BE REVOKED BY GIVING NOTICE TO SHELLY L. HUMESTON, SECRETARY OF SALISBURY, 5 BISSELL STREET, P. O. BOX 1868, LAKEVILLE, CT 06039, IN WRITING PRIOR TO THE TAKING OF A VOTE.

SALISBURY BANCORP, INC.

5 BISSELL STREET

P.O. BOX 1868

LAKEVILLE, CONNECTICUT 06039

(860) 435-9801

PROXY STATEMENT

FOR 2012 ANNUAL MEETING OF SHAREHOLDERS

May 16, 2012

INTRODUCTION

The enclosed proxy card (the “Proxy”) is solicited by the Board of Directors (the “Board of Directors”) of Salisbury Bancorp, Inc. (“Salisbury”), for use at the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, May 16, 2012, at 4:00 p.m., at The Hotchkiss School, (Griswold Science Building located off Route 41), 11 Interlaken Road, Lakeville, Connecticut 06039, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth on the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the “Shareholders”) beginning on or about April 6, 2012. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by Salisbury. In addition, proxies may be solicited by Directors, officers and employees of Salisbury and Salisbury Bank and Trust Company (the “Bank”) personally by telephone or other means. Salisbury will reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable and actual costs in sending the proxy materials to the beneficial owners of Salisbury’s common stock (the “Common Stock”).

If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a Proxy. Please follow the instructions on such form to instruct your broker or bank how to vote your shares. If you wish to attend the meeting and vote your shares in person, you must follow the instructions on the voting instruction form to obtain a legal proxy from your broker or bank.

OUTSTANDING STOCK AND VOTING RIGHTS

The Board of Directors has fixed the close of business on March 23, 2012 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 1,688,731 shares of Salisbury’s Common Stock (par value $.10 per share) were outstanding and entitled to vote and held of record by approximately 1,530 Shareholders of Record. Each share of Common Stock is entitled to one vote on all matters to be presented at the Annual Meeting. Votes withheld, abstentions and broker non-votes are not treated as having voted on any proposal and are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

A Proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-prepaid if mailed in the United States.

If the enclosed form of Proxy is properly executed and received by Salisbury in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted “FOR” Proposals 1and 2 discussed in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors and Management do not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote the shares represented by such Proxy upon such matters as determined by a majority of the Board of Directors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 16, 2012

This Notice, Proxy Statement and Salisbury’s 2011 Annual Report are available, free of charge, at www.cfpproxy.com/4607.

Directions to The Hotchkiss School (Griswold Science Building) may be obtained by writing to Shelly L. Humeston, Secretary, Salisbury Bank and Trust Company, 5 Bissell Street, P.O. Box 1868, Lakeville, Connecticut or by calling 1-860-435-9801 or toll-free at 1-800-222-9801.

The information found on, or otherwise accessible through, Salisbury’s website is not incorporated by reference into, and is not otherwise a part of, this Proxy Statement.

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SECURITY OWNERSHIP OF MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information as of March 23, 2012 regarding the number of shares of Common Stock beneficially owned by each nominee for director, director and executive officer of Salisbury and by all nominees for director, directors and executive officers of Salisbury as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	(1)	Percent of Class (2)
Louis E. Allyn, II	2,067		*
Arthur J. Bassin	3,110	(3)	*
Louise F. Brown	3,288		*
Richard J. Cantele, Jr.	3,296	(4)	*
Robert S. Drucker	8,828	(5)	*
Nancy F. Humphreys	2,200	(6)	*
B. Ian McMahon	800		*
Holly J. Nelson	2,497	(7)	*
John F. Perotti	11,259	(8)	*
Michael A. Varet	66,846	(9)	3.96
(All Nominees for Director, Directors and Executive Officers of Salisbury as a group of ten (10) persons)	104,191		6.17

* Percent ownership is less than 1%.

(1)	The shareholdings also include, in certain cases, shares owned by or in trust for a director’s spouse and/or children or grandchildren, and in which all beneficial interest has been disclaimed by the director. The shareholdings also include shares the director has the right to acquire within sixty (60) days of March 23, 2012. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security.
(2)	Percentages are based upon the 1,688,731 shares of Salisbury’s Common Stock outstanding and entitled to vote on March 23, 2012.
(3)	Includes 3,000 shares owned jointly by Arthur J. Bassin and his spouse.
(4)	Includes 1,448 shares owned jointly by Richard J. Cantele, Jr. and his spouse and 6 shares owned by Richard J. Cantele, Jr. as custodian for his daughter.
(5)	Includes 1,500 shares owned by Robert S. Drucker’s spouse.
(6)	Includes 1,000 shares owned jointly by Nancy F. Humphreys and her spouse.
(7)	Includes 7 shares owned by Holly J. Nelson as guardian for a minor child.
(8)	Includes 9,514 shares owned jointly by John F. Perotti and his spouse. Also includes 1,113 shares owned by his spouse with respect to which John F. Perotti has disclaimed beneficial ownership.
(9)	Includes 18,540 shares owned by Michael A. Varet’s spouse and 18,546 shares owned by his children, of which shares Michael A. Varet has disclaimed beneficial ownership.

Principal Shareholders

Management is not aware of any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) who owns beneficially more than 5% of Salisbury’s Common Stock as of the Record Date (March 23, 2012).

Executive Officers

The following table sets forth information regarding the current executive officers of Salisbury followed by certain biographical information as of December 31, 2011. Executive Officers are appointed by the Board each year following the Annual Meeting.

Name	Position	Age	Years of Service
Richard J. Cantele, Jr.	President and Chief Executive Officer	52	30
B. Ian McMahon	Chief Financial Officer	52	2

Mr. Cantele became President and Chief Executive Officer of Salisbury and the Bank in 2009 upon the retirement of John F. Perotti as Chairman and Chief Executive Officer of Salisbury and the Bank. Prior to this, Mr. Cantele served as President and Chief Operating Officer of Salisbury and the Bank since 2005 and has served as an executive officer of Salisbury since 2001 and of the Bank since 1989. Mr. Cantele also serves as a director of Salisbury and the Bank.

Mr. McMahon joined Salisbury in 2009 as Chief Financial Officer of Salisbury and the Bank. Prior to joining the Bank, from 2008 to 2009 he served as Senior Vice President, Financial Planning and Analysis, with Doral Financial Corporation, a $10 billion diversified financial services company headquartered in Puerto Rico, and from 2006 to 2007 as a financial consultant to Doral Financial Corporation. From 1992 to 2006, he served as Executive Vice President, Chief Financial Officer and Treasurer with NewMil Bancorp, Inc., a $900 million full-service community bank with 20 banking offices serving Connecticut’s Litchfield, Fairfield and New Haven Counties prior to its acquisition in 2006.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Certificate of Incorporation and Bylaws of Salisbury provide for a Board of Directors of not less than seven (7) members, as determined from time to time by resolution of the Board of Directors. The Board of Directors has set the number of directorships at nine (9). The Board of Directors of Salisbury is divided into three (3) classes as nearly equal in number as possible. Classes of directors serve for staggered three (3) year terms. A successor class is elected at each annual meeting of shareholders when the terms of office of the members of one class expire. Vacant directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the directors then in office. A plurality of votes cast in favor is necessary for the election of directors.

Directors and Nominees for Election for a Three Year Term and Director Independence

There are three (3) directorships on the Board of Directors up for election this year. The following individuals have been nominated to serve for a three (3) year term: Arthur J. Bassin, Holly J. Nelson, and John F. Perotti. The three (3) nominees are presently members of the Board of Directors. Unless otherwise directed, the enclosed Proxy will be voted “FOR” such nominees. In the event any one or more nominees is unable or declines to serve (events which are not anticipated), the persons named in the Proxy may vote for some other person or persons as the Board of Directors may recommend.

The following table sets forth certain information, as of March 23, 2012, with respect to Salisbury’s directors. All directors are considered “independent” within the meaning of the NYSE Amex Equities independence standards with the exception of Richard J. Cantele, Jr., who is an executive officer of Salisbury and the Bank and John F. Perotti, who served as an executive officer of Salisbury and the Bank until his retirement in 2009. Arthur J. Bassin was appointed director effective June 25, 2010. All other directors have held the position for at least five (5) years.

Name	Age	Position	Director Since
Nominees for election for terms expiring in 2015
Arthur J. Bassin	67	Director	2010
Holly J. Nelson	58	Director	1998
John F. Perotti	65	Director	1998
Continuing directors whose terms expire in 2013
Louis E. Allyn II	64	Director	2004
Robert S. Drucker	70	Director	2004
Michael A. Varet	70	Chairman of the Board	1998
Continuing directors whose terms expire in 2014
Louise F. Brown	68	Director	1998
Richard J. Cantele, Jr.	52	President, Chief Executive Officer, Director	2005
Nancy F. Humphreys	70	Director	2001

Director Qualifications

The Board of Directors is composed of a diverse group of persons with a variety of experience, qualifications, attributes and skills that enable it to meet the needs of Salisbury’s governance. In particular, the Board of Directors consists of a group of individuals who collectively bring a mix of skills and knowledge in the areas of banking, finance, accounting and business. All members of the Board of Directors have an understanding of finance and accounting, are able to read and understand fundamental financial statements and generally accepted accounting principles and their application to the accounting of Salisbury. Each of the director’s previous experience, analytical aptitude and leadership provide Salisbury with a wealth of knowledge from which it may draw. In addition, members of the Board of Directors are active in, and knowledgeable about, the local communities in which Salisbury and the Bank operate. These are valuable skills and attributes for service as a director of Salisbury and the Bank.

Louis E. Allyn, II has been a director of the Bank since 2004. Mr. Allyn is a 1972 graduate of the University of Connecticut School of Business and has been President and General Manager of Allyndale Corporation, Canaan, CT since 1990. Allyndale Corporation mines and processes limestone into a variety of agricultural and lawn and garden products that are distributed throughout southern New England and New York state. Mr. Allyn has served as a member of the Board of Finance for the Town of North Canaan and is currently serving as its Chair. Mr. Allyn’s experience as a small business owner, as well as his service to the Board of Finance, brings a unique and valuable perspective to his position on the Board.

Arthur J. Bassin has been a director of the Bank since June, 2010. Mr. Bassin has spent 25 years in consumer, commercial and mortgage banking at Citibank (1969-1983) and Dime Savings Bank of New York (1983-1992), followed by 10 years in private equity, most recently as President and CEO of TVData Technologies (1994-2001). He earned his MBA from Harvard Business School in 1969 and his AB from Harvard College in 1965. He presently lives with his wife on a horse farm in Ancramdale, New York, and took office as Ancram Town Supervisor in January 2010. Mr. Bassin has served as a Director on several boards and currently serves on the Boards of Cricket Hill Farm, Inc. and Cricket Hill Academy, Inc. Mr. Bassin previously served on the Board of Amputee Coalition of America. Mr. Bassin also serves on the Ancram Town Board and the Columbia County Board of Supervisors. Mr. Bassin’s experience in board and community service, consumer, commercial and mortgage banking as well as in private equity, in addition to his demonstrated leadership skills, provide valuable insight and skills to Salisbury and the Bank.

Louise F. Brown has been a director of the Bank since 1992. Mrs. Brown graduated from Harvard cum laude in 1965 with a B.A.; Columbia Teachers College in 1966 with an M.A.; and cum laude from Boston University School of Law in 1972. She is a partner in the Sharon, CT office of the law firm of Ackerly Brown, LLP. Mrs. Brown’s education and experience in real estate, as well as trust and estate administration, provide an additional set of skills to the Board.

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Richard J. Cantele, Jr. has been a director of the Bank since 2005. Mr. Cantele graduated from Fairfield University in 1981 with a Bachelor of Science degree in Finance; and graduated from the Stonier Graduate School of Banking in 1997. Mr. Cantele became President and Chief Executive Officer of Salisbury and the Bank in 2009, prior to which he served as President and Chief Operating Officer of Salisbury and the Bank since 2005. Mr. Cantele has been an executive officer of Salisbury since 2001 and the Bank since 1989, serving as Executive Vice President, Treasurer and Chief Operating Officer of the Bank and Salisbury and Secretary of Salisbury.

Robert S. Drucker has been a director of the Bank since 2004. Mr. Drucker studied Accounting at Pace College and has been in the retail business for more than 45 years. He is presently proprietor of Barrington Outfitters, Great Barrington, MA and former proprietor of Bob’s Clothing and Shoes, Canaan, CT. Mr. Drucker was a former Director of Canaan National Bank for approximately 10 years prior to its acquisition by Salisbury in 2004. Mr. Drucker’s experience operating successful businesses in Connecticut and Massachusetts and his prior experience as a director of another financial institution provide valuable knowledge to the Board.

Nancy F. Humphreys has been a director of the Bank since 2001. Mrs. Humphreys graduated from Chatham College in 1963 and from Syracuse University, Maxwell Graduate School in 1965. Mrs. Humphreys retired from Citigroup New York, Citibank, in February of 2000 as Managing Director and Treasurer of Global Corporate Investment Bank North America. Mrs. Humphreys’ finance and treasury knowledge and experience are great assets, particularly in the area of asset and liability management as well as with respect to the financial services industry generally.

Holly J. Nelson has been a director of the Bank since 1995. Ms. Nelson graduated from Cornell University with a B.A. in 1979. Ms. Nelson is a member of Iceland Adventure, LLC, a tour operator, Sales and Marketing Director for Iceland Tours and Travel, and is a member in Oblong Property Management, LLC, Millerton, NY. Ms. Nelson has been involved in a variety of public government positions in the Town of North East, New York. Ms. Nelson’s education and experience in successfully operating small businesses in the New York market area served by the Bank provide valuable perspective and leadership skills to the Board.

John F. Perotti has been a director of the Bank since 1985. Mr. Perotti attended University of Connecticut at Storrs; graduated from Hartford Institute of Accounting in 1972; and graduated from Williams College New England School of Banking and Bank Management. During 2009, he retired as Chairman and Chief Executive Officer of Salisbury and the Bank, in which capacity he had served since 2005. Prior to that, he served as President and Chief Executive Officer of Salisbury and the Bank, Executive Vice President and Chief Operating Officer of the Bank and Vice President and Treasurer of the Bank. Mr. Perotti’s lifetime of valuable experience with the Bank and Salisbury, its shareholders, customers and communities served by the Bank provide the Bank and Salisbury with valuable experience.

Michael A. Varet has been a director of the Bank since 1997. Mr. Varet graduated with a B.S. in Economics from the University of Pennsylvania, Wharton School in 1962 and from Yale Law School with an LL.B. in 1965. Mr. Varet was elected Chairman of the Board in 2010 before which Mr. Varet had served as Presiding Director since 2007. Mr. Varet is a Senior Counsel to the law firm of DLA Piper LLP (US), New York, NY. Mr. Varet’s education and experience enables him to provide valuable knowledge to the Board and his legal background and analytical skills provide insight into financial services and corporate governance matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ELECT EACH OF THE THREE (3) NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM OF THREE (3) YEARS. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The Board of Directors met fourteen (14) times during 2011, and has various committees including an Executive Committee, Human Resources and Compensation Committee, Nominating and Governance Committee and Audit Committee. The members of the committees are appointed by the Board of Directors at least annually.

During 2011, no director attended fewer than 75% of the aggregate of (1) the total number of meetings held by Salisbury’s Board of Directors during the period that the individual served; and (2) the total number of meetings held by all committees of Salisbury’s Board of Directors on which he/she served. Salisbury does not maintain a policy for directors’ attendance at Salisbury’s annual meetings of Shareholders, but encourages all directors to attend. All directors of Salisbury attended Salisbury’s annual meeting of Shareholders on May 18, 2011.

Executive Committee

The Executive Committee has general supervision over the affairs of Salisbury between meetings of the Board of Directors. The members of the Executive Committee are Louis E. Allyn, II, Louise F. Brown, Richard J. Cantele, Jr. and Michael A. Varet (Chair). The Executive Committee did not meet during 2011.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee (the “Compensation Committee”) is responsible for reviewing Salisbury’s general compensation strategy; establishing salaries and reviewing benefit programs, including pensions and incentive compensation plans; and advising the Board of Directors and making recommendations with respect to such plans. In particular, the Compensation Committee reviews and approves Salisbury’s compensation strategies and objectives, reviews and approves executive officers’ compensation, administers incentive plans and reviews and makes recommendations to the Board regarding general employee pension benefit plans and other benefit plans on an as needed basis. Salisbury strives for pay packages that are fair. In determining whether compensation of executive officers is fair, the Compensation Committee considers each component of compensation including salary and bonus, stock compensation, amounts to be received from any deferred compensation, severance, perquisites and others. In establishing levels of compensation, the Compensation Committee endeavors to take into consideration an individual’s performance, level of expertise, responsibilities, length of service and comparable levels of compensation paid to executives of other companies of comparable size and development within the industry. No individual executive officer may participate in the review, discussion or decision of the Compensation Committee regarding his or her compensation or the compensation of any senior executive officer, but executive officers may participate in the review, discussion or decision of the Compensation Committee regarding director compensation. The Compensation Committee directly engaged the services of Meyer Chatfield Compensation Advisors (“MCCA”), an independent compensation consulting firm, as an outside compensation consultant to provide independent advice during 2011 to assist the Compensation Committee in evaluating the compensation practices of Salisbury and the Bank generally. MCCA was engaged directly by the Compensation Committee and does not take direction from Management, unless specifically advised to do so by the Compensation Committee. MCCA is engaged by and reports directly to the Compensation Committee, who has the authority to terminate the MCCA engagement. During 2011, MCCA assisted the Compensation Committee with a review of executive compensation based upon information compiled from a number of national and regional salary surveys as well as other sources. MCCA assisted the Compensation Committee in its evaluation of current and prospective executive compensation.

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MCCA also assisted the Compensation Committee with its review of director compensation. MCCA assisted the Compensation Committee in evaluating potential incentive compensation plans and offered recommendations regarding incentive arrangements for future years. MCCA provided additional information and advice to the Compensation Committee as the Compensation Committee directed.

The members of the Compensation Committee are Louis E. Allyn, II (Chair), Arthur J. Bassin, Nancy F. Humphreys, Holly J. Nelson and Michael A. Varet, all of whom are independent in accordance with the NYSE Amex Equities independence standards. The Compensation Committee met eight (8) times during 2011.

A copy of Salisbury’s Human Resources and Compensation Committee Charter, which the Compensation Committee and Board of Directors review and assess at least annually, is available on Salisbury’s website at www.salisburybank.com.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for assisting the Board of Directors in identifying and evaluating potential nominees for director and recommending qualified nominees to the Board for consideration. The Nominating and Governance Committee selects the director nominees to stand for election at Salisbury’s annual meetings of shareholders. The Nominating and Governance Committee’s process for identifying and evaluating nominees for director, including nominees recommended by shareholders, has historically operated informally and without any differences in the manner in which nominees recommended by shareholders are evaluated. However, Salisbury’s Bylaws provide that if the Nominating and Governance Committee or Board of Directors proposes a nominee age 72 or greater, then such nomination requires two-thirds approval by the full Board of Directors.

The Nominating and Governance Committee and the Board of Directors consider factors such as those summarized below in evaluating director candidates, including any nominee submitted by shareholders, and believe that Salisbury’s Bylaws, Nominating and Governance Committee Charter and the qualifications and considerations such as those enumerated below provide adequate guidance and flexibility in evaluating candidates. The Nominating and Governance Committee does not have a policy with regard to the consideration of diversity in identifying director nominees.

•	Sound business judgment and financial sophistication in order to understand Salisbury’s financial and operating performance and to provide strategic guidance to management.
•	Business management experience.
•	Integrity, commitment, honesty and objectivity.
•	A general familiarity with (i) prudent banking principles; (ii) bank operations/technology; (iii) pertinent laws, policies and regulations; (iv) markets and trends affecting the financial services industry; and (v) local economic and business opportunities.
•	Strong communication skills in order to function effectively with Salisbury’s constituencies.
•	A financial interest in Salisbury as a shareholder. Generally, candidates should not have relationships with Salisbury or the Bank which would disqualify the candidate from being considered independent.
•	Generally, candidates should be involved in philanthropic, education, business or civic leadership positions.
•	Generally, candidates should be familiar with the geographic areas served by Salisbury.
•	Candidates should evidence a willingness and commitment to devote sufficient time and energy to prepare for and attend Board of Director and committee meetings and to diligently perform the duties and responsibilities of service as a director.
•	Candidates should not have interests which conflict with those of Salisbury or the Bank.

Salisbury has not paid a fee to any third party or parties to identify or assist in identifying or evaluating potential nominees. The Board of Directors and Nominating and Governance Committee do not discriminate on the basis of sex, race, color, gender, national origin, religion or disability in the evaluation of candidates.

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A copy of Salisbury’s Nominating and Governance Committee Charter is available on Salisbury’s website at www.salisburybank.com.

Any shareholder who wishes to recommend a nominee for director should send the required information, as set forth in Salisbury’s Bylaws, to the attention of the Chair of the Nominating and Governance Committee at the address of Salisbury. See also the information under “Deadline for Submission of Shareholder Proposals” below.

The members of the Nominating and Governance Committee are Louis E. Allyn II, Louise F. Brown (Chair), Nancy F. Humphreys and Michael A. Varet. All such members are “independent” in accordance with the independence standards of NYSE Amex Equities. The Nominating and Governance Committee met three (3) times during 2011. All nominees for directors at the 2012 Annual Meeting were nominated by the Nominating and Governance Committee and the Board of Directors.

Audit Committee

Salisbury has a separately-designated standing Audit Committee established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act for the purpose of overseeing the accounting and financial reporting process of Salisbury and audits of the financial statements of Salisbury. Subject to the Audit Committee Charter, the Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of Salisbury, and the quality and integrity of the financial reports of Salisbury. In so doing, it is the responsibility of the Audit Committee to appoint the independent auditors for Salisbury and to maintain free and open means of communication between the directors, the independent auditors, the internal auditors and the financial management of Salisbury.

The responsibilities of the Audit Committee are governed by Salisbury’s Audit Committee Charter which was adopted by Salisbury’s Board of Directors. Its members are Louis E. Allyn, II, Arthur J. Bassin, Nancy F. Humphreys, Holly J. Nelson (Chair) and Michael A. Varet. The Audit Committee met five (5) times during 2011. Each of the members of the Audit Committee is an “independent director” in accordance with the listing standards of the NYSE Amex Equities. While no member of the Audit Committee qualifies as an “audit committee financial expert” as such term is defined by federal securities laws and regulations, the Board of Directors believes the members of the Audit Committee bring diverse educational, business and professional experience that is beneficial to the audit committee function of Salisbury and the Bank and enables the Audit Committee to fulfill its responsibility.

A copy of Salisbury’s Audit Committee Charter is available on Salisbury’s website at www.salisburybank.com.

Board Leadership Structure

Mr. Varet has served as Chairman of the Board of Salisbury and the Bank since April 30, 2010, before which he served as Presiding Director of Salisbury and the Bank, performing the functions of Chair, since June 2007.

The Board of Directors regularly reviews and assesses the effectiveness of its leadership structure and will implement any changes as it deems appropriate. The current leadership structure is comprised of a nine-member board of directors consisting of: a Chairman, who is independent; the Chief Executive Officer, who also serves as President; the former Chief Executive Officer; and six other independent directors. Salisbury has established responsibilities for the Chair and, if warranted, Presiding Director to ensure that the Board of Directors is adequately informed about the affairs of Salisbury and the Bank. Salisbury believes that this leadership structure ensures appropriate and effective governance of Salisbury and the Bank.

Salisbury’s Bylaws provide that the Board shall elect from among its members a Chair of the Board, who shall preside at all Board meetings. If the Chair is an officer of Salisbury or the Bank, the Board shall elect an independent Presiding Director and shall by resolution set forth the duties and responsibilities of the Presiding Director. The Board will elect a new Chair, and, if warranted, a Presiding Director, at Salisbury’s Organizational Meeting following the Annual Meeting of Shareholders.

Corporate governance guidelines describe responsibilities for the Chair. The primary responsibilities of the Chair are to be responsible for the leadership of the board meetings, preparing the agenda, presiding over meetings and making committee assignments.

Further, to assess effective independent oversight, the Board of Directors has adopted several governance practices, including regular executive sessions of independent directors and annual performance evaluations of the Chair and Chief Executive Officer by the independent directors.

Salisbury recognizes that no single leadership model is right for all companies at all times. The Board of Directors recognizes that, depending upon the circumstances, other leadership models might be appropriate at some point, and the Board of Directors periodically reviews its leadership structure in this regard.

Board Role in Risk Oversight

The Board oversees the risk management of Salisbury through its committees, management committees and the Chief Executive Officer. The Audit Committee monitors: (1) the effectiveness of Salisbury’s internal controls; (2) the integrity of its Consolidated Financial Statements; and (3) compliance with legal and regulatory requirements. In addition, the Audit Committee coordinates with the internal audit function and the independent registered public accountant.

At the monthly meetings, the Board receives the minutes from each committee meeting as well as various reports from key senior management. The Board reviews and discusses these reports with senior managers. The Board also reviews the policies and practices of Salisbury and the Bank on a regular basis. In addition, the Board reviews corporate strategies and objectives and evaluates business performance. Two separate individuals serve in the positions of principal executive officer and chairman of the Board.

7

Code of Ethics

Salisbury has adopted a Code of Ethics that applies to Salisbury’s Directors, officers and employees, including Salisbury’s Chief Executive Officer and Chief Financial Officer. A copy of such Code of Ethics is available upon request, without charge, by writing to Shelly L. Humeston, Secretary, Salisbury Bank and Trust Company, 5 Bissell Street, P. O. Box 1868, Lakeville, Connecticut 06039.

Board of Directors’ Communications with Shareholders

Salisbury’s Board of Directors does not have a formal process for shareholders to send communications to the Board of Directors. However, the volume of such communications has historically been de minimus. Accordingly, the Board of Directors considers Salisbury’s informal process to be adequate to address Salisbury’s needs. Historically, such informal process has functioned as follows: any shareholder communication is forwarded to the President and Chief Executive Officer for appropriate discussion by the Board of Directors and the formulation of an appropriate response. Shareholders may forward written communications to the Board of Directors by addressing such comments to the Board of Directors of Salisbury Bancorp, Inc., 5 Bissell Street, P. O. Box 1868, Lakeville, Connecticut 06039.

Audit Committee Report

The Audit Committee has reviewed and discussed Salisbury’s audited financial statements for the fiscal year ended December 31, 2011 with management and has discussed the matters that are required to be discussed by SAS 61, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T, with Shatswell, MacLeod & Company, P.C. (Salisbury’s independent auditors) (“Shatswell”).

The Audit Committee has received the written disclosures and the letter from Shatswell required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, and has discussed Shatswell’s independence with respect to Salisbury with Shatswell.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Salisbury’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission (the “SEC”).

Salisbury Bancorp, Inc. Audit Committee

Holly J. Nelson, Chair	Nancy F. Humphreys
Louis E. Allyn, II	Michael A. Varet
Arthur J. Bassin

The foregoing Report of Salisbury’s Audit Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table shows, for the years ended December 31, 2011 and 2010, the compensation of the persons who served as Chief Executive Officer of Salisbury and Chief Financial Officer of Salisbury, who are the only executive officers of Salisbury.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d) (1)	(e)	(f)	(g)	(h)	(i) (2)	(j)
Richard J. Cantele, Jr.,	2011	276,250	13,750	—	—	—	—	8,722	298,722
President and Chief Executive Officer	2010	225,673	—	—	—	—	—	5,274	230,947
B. Ian McMahon,	2011	196,650	24,000		—	—	—	12,420	233,070
Chief Financial Officer	2010	188,782	20,000	—	—	—	—	11,784	220,566

(1)	Bonuses are accrued in the year indicated and paid in the succeeding fiscal year. Thus, the bonus earned in 2011 will be paid in 2012 and the bonus earned in 2010 was paid in 2011.
(2)	Includes for 2011 and 2010, respectively: Mr. Cantele: $7,952 and $4,582 in 401(k) matching contributions and $770 and $692 in imputed income on life insurance benefits; Mr. McMahon: $12,109 and $11,508 in 401(k) matching contributions and $311 and $276 in imputed income on life insurance benefits. The imputed income on life insurance benefits for the above-named executive officers reflects purchases by Salisbury of bank-owned life insurance (“BOLI”) policies on the lives of such officers. The purchase of BOLI policies results in an income-earning asset that provides tax-free income to Salisbury.

8

Employee Benefit Plans; Employment and Other Agreements

2011 Long Term Incentive Plan

The Board of Directors adopted the 2011 Long Term Incentive Plan (the “Plan”) on March 25, 2011, and the shareholders approved the Plan at the 2011 Annual Meeting. The purpose of the Plan is to assist Salisbury and the Bank in attracting, motivating, retaining and rewarding employees, officers and directors by enabling such persons to acquire or increase a proprietary interest in Salisbury in order to strengthen the mutuality of interests between such persons and our shareholders, and providing such persons with stock-based long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

The terms of the Plan provide for grants of Directors Stock Retainer Awards, Stock Options, Stock Appreciation Rights (“SARs”), Restricted Stock, Restricted Stock Units, Performance Awards, Deferred Stock, Performance Awards, Dividend Equivalents, and Stock or Other Stock-Based Awards that may be settled in shares of Common Stock, cash, or other property (collectively, “Awards”).

Under the Plan, the total number of shares of Common Stock reserved and available for issuance in the next ten years in connection with Awards under the Plan is 84,000 shares of Common Stock, which represents less than 5% of Salisbury’s outstanding shares of Common Stock. Shares of Common Stock with respect to Awards previously granted under the Plan that are cancelled, terminate without being exercised, expire, are forfeited or lapse will again be available for issuance pursuant to Awards. No more than 20,000 shares of Common Stock may be issued pursuant to Awards in any one calendar year. In addition, the Plan limits the total number of shares of Common Stock that may be awarded as Incentive Stock Options (“ISOs”) to 42,000 and the total number of shares of Common Stock that may be issued as Directors Stock Retainer Awards to 15,000.

The persons eligible to receive awards under the Plan are the officers, directors and employees of Salisbury and the Bank. The Plan is administered by the Compensation Committee appointed by the Board. However, the Board may exercise any power or authority granted to the Compensation Committee. Subject to the terms of the Plan, the Compensation Committee or the Board is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable, including performance conditions that may be required as a condition thereof, set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan.

The Compensation Committee or the Board is authorized to grant (i) stock options, including (a) ISOs which can result in potentially favorable tax treatment to the participant, and (b) non-qualified stock options, and (ii) SARs entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the Compensation Committee or the Board, but shall not be less than the fair market value of a share of Common Stock on the date of grant.

The Compensation Committee or the Board is authorized, subject to limitations under applicable law, to grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed to be consistent with the purposes of the Plan. These could include shares of Common Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Common Stock and Awards valued by reference to book value of the Common Stock or the performance of Salisbury or the Bank. The Compensation Committee or the Board may determine the terms and conditions of such Awards.

Generally, upon a Change in Control, if the surviving entity does not assume an Award, Options and SARs and other Awards in the nature of rights that may be exercised will become fully exercisable; all time-based vesting restrictions on outstanding Awards will lapse; and any payout opportunities attainable under performance-based Awards will be deemed to have been met if the Change in Control occurs during the first half of the performance period and if the Change in Control occurs during the second half of the performance period, actual performance against targets will be measured, and in either case, the payout will be prorated for the portion of the performance period that elapsed before the Change in Control.

Generally, upon a Change in Control, if the surviving entity assumes an Award or equitably converts or substitutes an Award and within 12 months after the transaction the participant’s employment is terminated without cause (as defined) or the participant resigns for good reason (as defined), Options and SARs and other Awards in the nature of rights that may be exercised will become fully exercisable; all time-based vesting restrictions on outstanding Awards will lapse; and any payout opportunities attainable under performance-based Awards will be deemed to have been met if the termination occurs during the first half of the performance period and if the termination occurs during the second half of the performance period, actual performance against targets will be measured, and in either case, the payout will be prorated for the portion of the performance period that elapsed before the termination.

Regardless of whether there has been an acceleration because of death, disability or a Change in Control, the Committee or the Board may in its sole discretion at any time determine that, upon the termination of service of a participant or the occurrence of a Change in Control, all or a portion of such participant’s Options, SARs and other Awards in the nature of rights that may be exercised will become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the participant’s outstanding Awards will lapse, and/or that any performance-based criteria with respect to any Awards held by that participant will be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee or the Board may, in its sole discretion, declare.

Consulting Agreement

In connection with Mr. Perotti’s retirement on June 8, 2009, Salisbury and Mr. Perotti have entered into a Consulting and Non-Compete Agreement (“Agreement”). Effective June 9, 2009, through December 31, 2011, Mr. Perotti agrees to make himself reasonably available at times mutually agreeable to Mr. Perotti and Salisbury to provide consulting services to Salisbury as may be reasonably requested by Salisbury in order to facilitate the smooth transition of management for Salisbury and assist Salisbury in the resolution of strategic objectives and customer relationships. Mr. Perotti shall generally not be required to devote more than twenty (20) hours on average per month to his duties under such Agreement. Salisbury will pay Mr. Perotti for consulting services rendered during the term of the Agreement. Payments shall be made in the amount of $7,637.41 on the first day of each month commencing July 1, 2009, and ending February 1, 2012. During 2009 and 2010, Salisbury will reimburse Mr. Perotti for ordinary and necessary expenses incurred in connection with participation on Salisbury’s behalf at the Connecticut Bankers Association and Connecticut Community Bankers Association Annual Meetings, so long as such expenses are consistent with Salisbury’s policy and do not exceed an aggregate of $12,000. Salisbury agrees to allow Mr. Perotti and his spouse to remain in its group health insurance plan and to provide them coverage under such plan at the same percentage of contribution Mr. Perotti would have paid if he had remained actively employed, to the extent permitted by the plan. Mr. and Mrs. Perotti shall remain eligible for such coverage until Mr. Perotti reaches age 65 and, thereafter, for the period, if any, specified by COBRA.

9

Supplemental Retirement Agreement

The Bank maintains a supplemental retirement arrangement for Mr. Perotti that has been in effect since 1994. Following his retirement, Mr. Perotti commenced receiving monthly payments in January 2010 in the amount of $1,856 (to be adjusted annually to reflect the lesser of a five percent (5%) increase or “The Monthly Consumer Price Index for All Urban Consumers, United States City Average, All Items” published by the Bureau of Labor Statistics) for a period of ten (10) years. The supplemental retirement agreement includes provisions that would prevent Mr. Perotti from working for a competitor in the proximity of the Bank.

Retirement Plans

Salisbury provides post-employment compensation plans as an incentive to its employees, including its Executive Officers, to remain with Salisbury. Salisbury maintains a non-contributory tax qualified Defined Benefit Pension Plan, and a 401(k) Retirement Plan.

Defined Benefit Pension Plan

The Bank maintains a non-contributory defined benefit pension plan for officers and other salaried employees of the Bank who become participants after attaining age 21 and completing one (1) year of service, and were hired prior to October 1, 2006. The plan was adopted in January 1953. In September of 2006, a “soft-freeze” was approved by the Board of Directors eliminating new participation in the Plan. All employees hired on or after October 1, 2006, including Mr. McMahon, are excluded from participation in the Defined Benefit Pension Plan. Eligible employees hired prior to October 1, 2006, including Mr. Cantele, continue to be eligible to receive the benefits as outlined in the Plan.

Pension benefits are based upon the annual average of an employee’s total compensation for the five (5) consecutive plan years of employment during which the employee’s compensation was the greatest and during which he or she was a participant. The amount of the annual benefit is 2% of average salary offset by .65% of the social security wage base per year of service (to a maximum of 25 years) plus one-half of 1% of average salary for each year of service over 25 years (to a maximum of ten years). This benefit formula may be modified to conform to the pension laws. Internal Revenue Code Section 401(a) (17) limits earnings used to calculate qualified plan benefits to $245,000 for 2011 and $250,000 for 2012.

Defined Contribution Plan - 401(k) Plan

Salisbury offers a 401(k) Plan to eligible employees. Under the Plan, eligible participants may contribute a percentage of their pay subject to IRS limitations. Salisbury may make discretionary contributions to the Plan. Discretionary contributions vest in full after five years. Effective September 1, 2006, the 401(k) Plan was amended to provide that employees hired or rehired after September 1, 2006 are not eligible to participate in the plan. Salisbury has established a second 401(k) Plan to provide a discretionary match to employees hired or rehired on or after September 1, 2006 who satisfy certain eligibility requirements. Salisbury’s 401(k) Plan contribution expense for 2011, 2010 and 2009 was $52,000, $168,000 and $120,000, respectively.

In 2011, Salisbury Bank implemented a Safe Harbor provision that contributes 3% of an eligible employee’s salary to the employee’s 401(k) account. Mr. Cantele and Mr. McMahon are participants in this program.

Employees who are not eligible for the Bank’s Pension Plan may receive an additional employer match of up to 3%. This match is discretionary and based on volunteer deferrals in excess of 3% to a maximum of 6% of salary. Mr. McMahon is eligible for this program.

BOARD OF DIRECTORS COMPENSATION

The following table summarizes the compensation paid to non-employee directors for the year ended December 31, 2011. Directors who are employees receive no additional compensation for Board service. The compensation received by Mr. Cantele, who is the only director employee of Salisbury, is reflected in the Summary Compensation Table on page 8 in this Proxy Statement.

10

2011 Director Compensation Table

Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	(1)	($)(9)	($)	($)	($)	($)	($)
Louis E. Allyn, II	25,300	(2)	3,054	—	—	—	—	28,354
Arthur J. Bassin	25,425		2,800	—	—	—	—	28,225
John R. H. Blum	5,875		3,054	—	—	—	—	8,929
Louise F. Brown	18,825	(3)	3,054	—	—	—	—	21,879
Richard J. Cantele, Jr.	—	(4)	—	—	—	—	—	—
Robert S. Drucker	20,350		3,054	—	—	—	—	23,404
Nancy F. Humphreys	29,200	(5)	3,054	—	—	—	—	32,254
Holly J. Nelson	25,525	(6)	3,054	—	—	—	—	28,579
John F. Perotti	20,350		3,054	—	—	—	114,213 (7)	137,617
Michael A. Varet	38,050	(8)	3,054	—	—	—	—	41,104
(1)	Directors’ fees are paid in cash.
(2)	Includes $2,500 paid to Mr. Allyn for his services as Chairperson of the Human Resources and Compensation Committee.
(3)	Includes $2,500 paid to Mrs. Brown for her services as Chairperson of the Trust Committee.
(4)	As an executive officer of Salisbury, Mr. Cantele does not receive fees or other compensation for serving as a director.
(5)	Includes $5,000 paid to Mrs. Humphreys for her services as Chairperson of the ALCO/Investment Committee.
(6)	Includes $5,000 paid to Ms. Nelson for her services as Chairperson of the Audit Committee.
(7)	Includes $91,649 in consulting fees and $22,564 in supplemental retirement payments paid to Mr. Perotti.
(8)	Includes $17,000 paid to Mr. Varet for his services as Chairman.
(9)	Represents 120 shares of Salisbury’s common stock issued on May 15, 2011 pursuant to the 2011 Long Term Incentive Plan, valued at $25.45 per share.

Directors’ Fees

During 2011, each non-employee director received an annual retainer of $6,000 with the exception of Director Blum who received $2,500 because he retired from the Board in May of 2011. In addition, non-employee directors received $500 for each Board of Directors meeting attended and $350 for each committee meeting attended. The Chairman received an annual retainer of $17,000, the Chairpersons of the Audit Committee and the ALCO/Investment Committee received an annual retainer of $5,000 and the Chairpersons of the Human Resources and Compensation Committee and the Trust Committee received an annual retainer of $2,500.

2011 Long Term Incentive Plan

The 2001 Directors’ Stock Retainer Plan terminated in 2011 and was replaced by the 2011 Long Term Incentive Plan. The 2011 Long Term Incentive Plan, among other things, provides for grants of Directors Stock Retainer Awards, Stock Options, Stock Appreciation Rights (“SARs”), Restricted Stock, Restricted Stock Units, Performance Awards, Deferred Stock, Performance Awards, Dividend Equivalents, and Stock or Other Stock-Based Awards that may be settled in shares of Common Stock, cash, or other property (collectively, “Awards”).

Under the Plan, the total number of shares of Common Stock reserved and available for issuance in the next ten years in connection with Awards under the Plan is 84,000 shares of Common Stock, which represents less than 5% of Salisbury’s outstanding shares of Common Stock. Shares of Common Stock with respect to Awards previously granted under the Plan that are cancelled, terminate without being exercised, expire, are forfeited or lapse will again be available for issuance pursuant to Awards. Also, shares of Common Stock subject to Awards settled in cash and shares of Common Stock that are surrendered in payment of any Award or any tax withholding requirements will again be available for issuance pursuant to Awards. No more than 20,000 shares of Common Stock may be issued pursuant to Awards in any one calendar year. In addition, the Plan limits the total number of shares of Common Stock that may be awarded as Incentive Stock Options (“ISOs”) to 42,000 and the total number of shares of Common Stock that may be issued as Directors Stock Retainer Awards to 15,000. (See 2011 Long Term Incentive Plan discussion on page 9.) To date, the only awards granted pursuant to the Plan have been annual stock retainer awards to nonemployee directors as their compensation for services as non-employee Directors. Each year, non-employee directors of Salisbury are granted 120 shares of Common Stock under the Plan to each non-employee Director who served for twelve months and a prorated number of shares to reflect the number of months served for any new non-employee director. In 2011, 960 shares were issued to eight (8) non-employee directors who served for the full year and a pro-rata grant of 110 shares were issued to Mr. Bassin.

Transactions with Management and Others

Salisbury and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with certain directors, officers and their associates on substantially the same terms as those available for comparable transactions with others.

11

Indebtedness of Management and Others

Some of the directors and executive officers of Salisbury and the Bank, as well as firms and companies with which they are associated, are or have been customers of the Bank, and as such, have had banking transactions with the Bank. As a matter of policy, loans to directors and executive officers were, and in the future will be, made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons not related to Salisbury and the Bank and did not, and in the future will not, involve more than the normal risk of collectability or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Salisbury’s executive officers, directors and other persons who own more than ten percent (10%) of Salisbury’s Common Stock to file with the SEC reports of ownership and changes in ownership of Salisbury’s Common Stock and to furnish Salisbury with copies of all such reports that they file.

Based on a review of copies of reports filed with the SEC since January 1, 2011 and of written representations by executive officers and directors, all persons subject to the reporting requirements of Section 16(a) are believed by management to have filed the required reports on a timely basis.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Shareholders are asked to consider and ratify the appointment of Shatswell, MacLeod & Company, P.C. (“Shatswell”) as independent auditors to audit the consolidated financial statements of Salisbury for the fiscal year ending December 31, 2012. If shareholders do not ratify the appointment of Shatswell, the Audit Committee will consider the vote of shareholders in selecting the independent auditors in the future. Shatswell served as the independent auditors for Salisbury for the fiscal year ended December 31, 2011. A representative of Shatswell is expected to attend the Annual Meeting, and he or she will be provided an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Relationship with Independent Public Accountants

Audit Fees

The aggregate fees billed for professional services rendered for the audit of Salisbury’s annual financial statements as presented on Forms 10-K for the last two (2) fiscal years and the reviews of the financial statements included in Salisbury’s Forms 10-Q for the quarters of the fiscal years ended December 31, 2011 and December 31, 2010 were $111,170 and $111,450, respectively.

Audit Related Fees

There were no fees billed in each of the last two (2) fiscal years for assurance and related services by Shatswell that are reasonably related to performance of the audit or review of the Company’s financial statements that are not reported under “Audit Fees” above.

Tax Fees

The aggregate fees billed in each of the last two (2) years for professional services rendered by Shatswell for tax preparation for the fiscal years ended December 31, 2011 and December 31, 2010 were $12,617 and $12,255, respectively.

All Other Fees

There were no aggregate fees billed for services rendered by Shatswell, other than the services covered above, for the fiscal years ended December 31, 2011 and December 31, 2010.

Independence

The Audit Committee of the Board of Directors of Salisbury has considered and determined that the provision of services rendered by Shatswell relating to matters noted above is compatible with maintaining the independence of such auditors.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors, other than those listed under the de minimus exception. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to a particular service or category of services, and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expeditious delivery of services is necessary. The independent auditors and management are required to report to the full Audit Committee regarding the extent of services provided by independent auditors in accordance with this pre-approval and the fees for the services performed to date. In 2010, there were no fees paid to Shatswell that were approved by the Audit Committee pursuant to §17 C.F.R. 210.2-01(c)(7)(i)(C) with respect to waivers of preapproval requirements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PROPOSAL 2. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD. THE PROPOSAL TO RATIFY THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. WILL BE APPROVED IF THE AFFIRMATIVE VOTES CAST EXCEED THE VOTES CAST OPPOSING THE PROPOSAL.

12

OTHER BUSINESS

Salisbury is not aware of any business to be acted upon at the Annual Meeting other than that which is discussed in this Proxy Statement. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the Proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

You are encouraged to exercise your right to vote by marking the appropriate boxes and dating and signing the enclosed Proxy card. The Proxy card may be returned in the enclosed envelope, postage-prepaid if mailed in the United States. In the event that you are later able to attend the Annual Meeting, you may revoke your Proxy and vote your shares in person. A prompt response will be helpful and your cooperation is appreciated.

A copy of the Annual Report to Shareholders for the year ended December 31, 2011, which includes the consolidated financial statements of Salisbury for the year ended December 31, 2011, is being mailed with this Proxy Statement to all shareholders entitled to vote at the Annual Meeting.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Any proposal that a Salisbury shareholder wishes to have included in Salisbury’s Proxy Statement and form of Proxy relating to Salisbury’s 2013 Annual Meeting of Shareholders under Rule 14a-8 of the SEC must be received by Salisbury’s Secretary at 5 Bissell Street, Lakeville, CT 06039 by December 10, 2012. Nothing in this paragraph shall be deemed to require Salisbury to include in its Proxy Statement and form of Proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under Salisbury’s Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

You must be a shareholder of record and must have given notice in writing to the Secretary of Salisbury (a) not less than twenty (20) days nor more than one hundred thirty (130) days prior to the meeting with respect to matters other than the nomination of directors and (b) not less than thirty (30) days nor more than fifty (50) days prior to the meeting with respect to the nomination of directors.

Your notice must contain specific information required in Salisbury’s Bylaws.

SHAREHOLDER INFORMATION

Salisbury’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC is also available on Salisbury’s website at www.salisburybank.com. Copies may be obtained without charge by any shareholder upon written request to: Shelly L. Humeston, Secretary, Salisbury Bancorp, Inc., 5 Bissell Street, P. O. Box 1868, Lakeville, Connecticut 06039-1868.

Salisbury’s Annual Report for the year ended December 31, 2011 accompanies this document and is not incorporated by reference.

By Order of the Board of Directors

/s/ Shelly L. Humeston

Shelly L. Humeston
Secretary

Lakeville, Connecticut

April 6, 2012

13

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY SALISBURY BANCORP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SALISBURY BANCORP, INC.		For	With- hold	For All Except

 The undersigned holder(s) of the Common Stock of Salisbury Bancorp, Inc. (the “Company”) do hereby nominate, constitute and appoint Louise F. Brown and Nancy F. Humphreys, jointly and severally, proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of the Company, standing in our name on its books on March 23, 2012 at the Annual Meeting of its Shareholders to be held at The Hotchkiss School (Griswold Science Building located off Route 41), 11 Interlaken Road, Lakeville, Connecticut 06039 on Wednesday, May 16, 2012 at 4:00 p.m. or at any adjournment(s) thereof with all the power the undersigned would possess if personally present, as follows:

	(1) ELECT THE FOLLOWING PERSONS (Arthur J. Bassin, Holly J. Nelson, and John F. Perotti for a three (3) year term) TO SERVE AS DIRECTORS OF THE COMPANY WHO ALONG WITH SIX DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THIS MEETING SHALL CONSTITUTE THE FULL BOARD OF DIRECTORS OF THE COMPANY.	☐	☐	☐
* INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
		For	Against	Abstain
	(2) RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS: Proposal to ratify the appointment of the independent public accounting firm of Shatswell, MacLeod & Company, P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2012.	☐	☐	☐

(3) OTHER BUSINESS: To conduct whatever other business may properly be brought before the meeting or any adjournment(s) thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Management at the meeting. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

	PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. è	☐

Please be sure to sign and date this Proxy in the box below.	Date
Sign above Co-holder (if any) sign above

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç

SALISBURY BANCORP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS (1) AND (2).

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS (1) AND (2) AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

All joint owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all must sign.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY PROVIDING WRITTEN NOTICE TO THE COMPANY SECRETARY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.

PLEASE ACT PROMPTLY

SIGN, DATE &MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE
AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/4607